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COUNTRYWIDE VERSION                                    Alpine Life Insurance Company
Request For The                                        Mailing Address:
Variable Annuity                                       Alpine Life
                                                       200 Hopmeadow Street
                                                       Simsbury, CT 06089
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1.   CONTRACT OWNER (If different than Annuitant)                                    Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F    U.S. Citizen / / Yes / /  No       ________/________/________

Ownership Type:     / / Individual / / Trust / / UGMA / / UTMA / / CRT / / Corporation / / Other

Last Name                                     MI            First Name

-----------------------------------          ----           ---------------------------------------------------
Street Address                                              City

-------------------------------------------------           ---------------------------------------------------
State     Zip Code                      Date of  Birth      Daytime Telephone Number
                  -                         -    -
-----     -------- ---------            ---- ---- ----      ---------------------------------------------------
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2.  JOINT CONTRACT OWNER (IF ANY)                                                    Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F    U.S. Citizen / / Yes / / No        ________/________/________

Last Name                                     MI            First Name

-----------------------------------          ----           ---------------------------------------------------

Date of Birth                                               Relationship to Contract Owner
    -    -
---- ---- ----                                              ---------------------------------------------------
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3.  ANNUITANT (If different from Contract Owner)                                     Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F    / / Any Trustee or Successor       ________/________/________
                                             (for Unallocated Qualified Plans only)

Last Name                                     MI            First Name

-----------------------------------          ----           ---------------------------------------------------

Street Address                                              City

-------------------------------------------------           ---------------------------------------------------
State     Zip Code                      Date of  Birth      Daytime Telephone Number
                  -                         -    -
-----     -------- ---------            ---- ---- ----      ---------------------------------------------------
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4.  CONTINGENT ANNUITANT (If applicable)                                             Social Security Number/TIN
                                                                                     ________/________/________
Last Name                                     MI            First Name

-----------------------------------          ----           ---------------------------------------------------

Date of  Birth                                              Relationship to Contract Owner
    -    -
---- ---- ----                                              ---------------------------------------------------
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5.   BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach a separate sheet to add additional beneficiaries)

/ / Primary         Relationship to Contract Owner          Date of Birth            Social Security Number/TIN
         %                                                      -    -               ________/________/________
---------           ------------------------------          ---- ---- ----

Last Name                                     MI            First Name

-----------------------------------          ----           ---------------------------------------------------

/ / Primary / / Contingent Relationship to Contract Owner   Date of Birth            Social Security Number/TIN
         %                                                      -    -               ________/________/________
---------           ------------------------------          ---- ---- ----
Last Name                                     MI            First Name

-----------------------------------          ----           ---------------------------------------------------
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6.   PURCHASE PAYMENT (Make Check payable to ALPINE LIFE INSURANCE COMPANY)   $ ____,____,____,____.___

Monies remitted via: / /Check / / 1035(a) Exchange / / Transfer/Rollover
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7.  PLAN PAYMENT TYPE (Complete Section A or B)
A. NON QUALIFIED  / / Initial Purchase  / / 1035(a)Tax-Free Exchange  Cost Basis $
                                                                                  -----,-----,-----,-----,-----
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B. QUALIFIED      / / New Contribution  / / Transfer  / / Rollover    Contribution for tax year 199
                                                                                                   -------
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               INDIVIDUALLY OWNED                                EMPLOYER PLAN- / /Allocated   / /Unallocated
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     / / Traditional IRA / / 403(b) / / SEPIRA                    / / 401(k)     / / 401(a)     / / Keogh/HR-10
     / / Custodial IRA   / / ROTH   / / SIMPLE IRA                / / Other:
                                                                            --------------------------------
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8.  RATE LOCK -90 DAY FIXED ACCOUNT 1035 EXCHANGE/TRANSFER RATE LOCK  / / YES            .    %
                                                                                     ---- ----
     If Rate Lock Is not selected , the rate will be determined when Hartford Life receives the funds.
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9. FUND SELECTION (The invested amount will be allocated as selected here.  If choosing the Custom Designed Allocation
Program or Dollar Cost Averaging Program, complete the appropriate enrollment form.) PLEASE NOTE: WHOLE PERCENTAGES ONLY.

------------------------------------------------------------------------------------------------------------------------------------
       Hartford Small Company HLS Fund                    Hartford Index HLS Fund      Hartford Mortgage Securities HLS Fund

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Hartford Capital Appreciation HLS Fund      Hartford Dividend and Growth HLS Fund             Hartford Money Market HLS Fund
------------------------------------------------------------------------------------------------------------------------------------
              Hartford MidCap HLS Fund   Hartford International Advisers HLS Fund                             Fixed Account*

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  Hartford International Opportunities                 Hartford Advisers HLS Fund   DCA Bonus Program* / /6-Mo. Or / /12-Mo.
  HLS Fund
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               Hartford Stock HLS Fund                   Hartford Bond HLS Fund
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   Hartford Growth and Income HLS Fund                                                                                 Total   100%
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                                                                                          *Not available in Oregon

10.  SPECIAL REMARKS
                     ----------------------------------------------------------------------------------------------------

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11. OWNERS(s) ACKNOWLEDGEMENTS
Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No  / / Yes-If Yes, Please explain in "Special Remarks," section 10.
Have you purchased another deferred annuity issued by Alpine Life Insurance Company during the current calendar year?
 / / No  / / Yes
I/we hereby represent my/our answers to the above question to be true and correct to the best of my/our knowledge and belief.  I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE
OR A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED.  If not checked, the appropriate
prospectus will be mailed to you.  Signed at: *                                      .
                                               --------------------------------------
             /   /
--------  --- --- ---    ---------------------------------    ---------------------------------------------
State          Date      Contract Owner Signature             Joint Contract Owner Signature (if Applicable)
                         (Trustee/Custodian, if Applicable)
                         *IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE
                         INDICATE THE REASON WHY IN THE "SPECIAL REMARKS" SECTION.

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12.  REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
Do you, as agent, have reason to believe the contract requested
                                                                      -------------------------------------
For will replace existing annuities or insurance? / / Yes  / / No          Licensed Agent Signature

Last Name                                     MI            First Name

-----------------------------------          ----           ---------------------------------------------------
Broker/Dealer

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Broker/Dealer Street Address

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City                                         State                                        Zip Code
                                                                                                    -
----------------------------------------     ---------------------                        ---------- ----------

Area Code Business Telephone Number          Area Code Fax Number                         Licensed Agent's SSN
(     )       -                              (     )       -                                     -      -
 ----- ------- ----------------               ----- -----------------------               ------- ------ ------

     Broker/Dealer Client Account Number                              License I.D (Florida Agents Only)

     -----------------------------------                              ---------------------------------

Select Program: / / A  / /B  / /C  / /D                                                   S:\km49205\km0243.doc
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